(Loss) / earnings per Share	12 Months Ended
Dec. 31, 2025
(Loss) / earnings per Share [Abstract]
(Loss) / earnings per Share
15.	(Loss) / earnings per Share:

The calculation of net (loss) / income per common share is summarized below:

	For the years ended December 31,
	2025	2024	2023

Net (loss) / income	$(6,214)	$(3,383)	$221
Less: Net loss attributable to non-controlling interest	(26)	-	-
Net (loss) / income attributable to common stockholders of United Maritime Corporation	(6,188)	(3,383)	221
Less: Dividends to non-vested participating securities	-	-	(95)
Net (loss) / income attributable to common stockholders, basic and diluted	$(6,188)	$(3,383)	$126

Weighted average common shares outstanding, basic and diluted	8,866,523	8,711,951	8,359,487

Net (loss) / income per share attributable to common stockholders, basic and diluted	$(0.70)	$(0.39)	$0.02

The Company calculates basic earnings per share in conformity with the two-class method required for companies with participating securities. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed.

Net (loss) / income attributable to common shareholders for the years ended December 31, 2025, 2024 and 2023 is adjusted by the amount of dividends on non-vested participating securities (if any). Undistributed income to non-vested participating securities was not calculated for the years ended December 31, 2025, 2024 and 2023, because doing so would result in distributed income in excess of net income, thus resulting in undistributed losses.

For the years ended December 31, 2025, 2024 and 2023, securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares (Note 16) and of unexercised warrants calculated with the treasury stock method.